DISCOVERY® PLUS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Individual Variable Contract Account

QUALIFIED VARIABLE INVESTMENT PLAN®

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Qualified Individual Variable Contract Account

Supplement dated July 1, 2022
to Prospectuses dated May 1, 2022

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about changes to PSF Global Portfolio - Class I available through your Annuity. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
Effective July 1, 2022, the current expenses of the following Portfolio are changed as shown below..

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Equity	PSF Global Portfolio - Class I* LSV Asset Management Massachusetts Financial Services Company PGIM Quantitative Solutions LLC T. Rowe Price Associates, Inc. William Blair Investment Management, LLC	0.73%	18.23%	15.62%	13.06%

*	This information includes annual expenses that reflect temporary fee reductions.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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